                             SUNAMERICA SERIES TRUST
                          Supplement to the Prospectus
                                Dated May 2, 2005


Under the section titled "EXPENSE EXAMPLE," the annual portfolio operating expense tables for Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Telecom Utility Portfolio and the Equity Income Portfolio are replaced in their entirety with the following:

                                     WORLDWIDE   SUNAMERICA   TELECOM      EQUITY
                                    HIGH INCOME   BALANCED    UTILITY      INCOME
                                     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO(2)
                                   --------------------------------------------------
                                      CLASS 1     CLASS 1     CLASS 1      CLASS 1
                                   --------------------------------------------------
Management Fees                        0.98%       0.63%       0.75%        0.65%
Distribution and/or Service            0.00%       0.00%       0.00%        0.00%
(12b-1 Fees) (1)
Other Expenses                         0.15%       0.09%       0.21%        0.79%
Total Annual Portfolio Operating       1.13%       0.72%       0.97%        1.44%
Expenses (1)

-----------------
The footnotes to the expense tables above are set forth in the Prospectus and have not been revised.

DATE: FEBRUARY 3, 2006

Version A